UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

AMERICAN MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10784	65-0203383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 American Media Way

Boca Raton, Florida 33464

(Address of principal executive offices, including ZIP code)

(561) 997-7733

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On August 15, 2014, American Media, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AMI Parent Holdings LLC, a Delaware limited liability company (“Parent”), and AMI Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which and subject to the satisfaction or waiver of the conditions described therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity as a wholly-owned subsidiary of Parent. Parent is an affiliate of Chatham Asset Management LLC and Omega Charitable Partnership, L.P. (together, the “Investors”). The Merger was the subject of the letter of intent disclosed in the Company’s Current Report on Form 8-K filed on July 9, 2014.

Pursuant to the terms and conditions of the Merger Agreement, Parent will acquire the Company for $2.0 million in cash, payable upon the closing of the Merger. In addition, approximately $513.0 million of outstanding indebtedness will remain in place.

Each of the Company, Parent and Merger Sub has made certain representations and warranties in the Merger Agreement. The Merger Agreement also contains certain covenants and agreements, including, among others, restrictions on the operation of the Company’s business prior to the closing of the Merger.

The board of directors of the Company may change its recommendation to its stockholders to adopt the Merger Agreement following the occurrence of one or more other intervening events that were not known on the date of the Merger Agreement, and the board of directors of the Company determines in good faith that failure to make a change in its recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

The consummation of the Merger is subject to certain closing conditions, including, among others, (i) the absence of a material adverse effect on the Company and its subsidiaries since the date of the Merger Agreement, (ii) the issuance, sale and purchase of the Company’s 10% Second Lien Senior Secured PIK Notes due 2018 (the “Second Lien PIK Notes”) in accordance with the Note Purchase Agreement, (iii) compliance with the drag-along obligations set forth in the Stockholders’ Agreement, dated as of December 22, 2010, as amended, among the Company and its stockholders, (iv) the absence of any order that makes the Merger illegal or that enjoins or otherwise prohibits the closing of the Merger and (v) there are no existing defaults under any of the Debt Documents (as defined in the Merger Agreement) that are continuing after giving effect to all Debt Waivers (as defined in the Merger Agreement).

The Merger Agreement may be terminated under certain circumstances, including, among other, (i) by Parent or the Company if (A) one or more of the conditions set forth in the Merger Agreement has not been fulfilled as of August 29, 2014, or such later date provided by the Merger Agreement (the “Outside Date”), (B) the required stockholder vote is not obtained or (C) any governmental entity has issued an order restraining, enjoining or otherwise prohibiting the closing of the Merger; (ii) by the Company if all conditions to Parent’s obligation to consummate the Merger continue to be satisfied, the Company stood ready, willing and able to consummate the Merger, and the Merger has not been consummated within two business days of the Outside Date; and (iii) by Parent, if the board of directors of the Company changes its recommendation.

The Merger Agreement provides that if the Company terminates the Merger Agreement under certain circumstances, the Company will be required to pay to Parent a termination fee equal to $5 million plus reimbursement of expenses.

In connection with the Merger Agreement, the Investors entered into a Letter Agreement with Parent, Merger Sub and the Company guaranteeing the funding obligation of Parent under the Merger Agreement and the performance obligations of Parent and Merger Sub under the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Note Purchase Agreement

In connection with the Merger Agreement, on August 15, 2014, the Company and certain of its subsidiaries (the “Guarantors”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the Investors.

The Note Purchase Agreement provides, subject to certain conditions, for the Company to issue and sell to the Investors, and the Investors to purchase from the Company, an aggregate principal amount of additional Second Lien PIK Notes (the “Additional Notes”) to be issued under the indenture dated as of October 2, 2013 (as such agreement may be amended, restated or supplemented on the date hereof, the “Second Lien PIK Notes Indenture”), among the Company, the Guarantors and Wilmington Trust, National Association, as trustee and collateral agent (the “Trustee”), such that the aggregate principal amount of the Additional Notes purchased plus the accrued interest thereon from the most recent date to which interest has been paid on the then outstanding Second Lien PIK Notes to the closing date (the “Closing Date”) for the Merger will equal $12.5 million. The Investors will pay $1,000 per $1,000 of principal amount of the Additional Notes to be purchased by the Investors on the Closing Date plus accrued interest thereon from the most recent date to which interest has been paid on the then outstanding Second Lien PIK Notes, for an aggregate purchase price of $12.5 million. The issuance, sale and purchase is expected to close upon the satisfaction of certain closing conditions, concurrently with the Merger. After giving effect to the issuance and assuming a closing date for the Merger of August 15, 2014, approximately $113.3 million in aggregate principal amount of Second Lien PIK Notes will be outstanding.

The Additional Notes will be issued under the Second Lien PIK Notes Indenture and will be treated as a single class under the Second Lien PIK Notes Indenture with, and will be assigned the same CUSIP number as, the outstanding Second Lien PIK Notes. The Additional Notes will be issued through a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Note Purchase Agreement is qualified in its entirety by reference to the complete copy of such agreement that is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Supplemental Indentures

On August 15, 2014, the Company announced that it has received consents from the holders of (a) approximately $218.2 million principal amount of the outstanding 11½% First Lien Senior Secured Notes due 2017 (the “First Lien Notes”), or approximately 60%, to amend the indenture dated as of December 1, 2010 (as such agreement may be amended, restated or supplemented on the date hereof, the “First Lien Notes Indenture”), among the Company, the Guarantors and the Trustee, (b) approximately $7.8 million principal amount of the outstanding 13½% Second Lien Senior Secured Notes due 2018 (the “Second Lien Notes” and, together with the First Lien Notes and the Second Lien PIK Notes, the “Notes”), or approximately 73%, to amend the indenture dated as of December 22, 2010 (as such agreement may be amended, restated or supplemented on the date hereof, the “Second Lien Notes Indenture” and, together with the First Lien Notes Indenture and the Second Lien PIK Notes Indenture, the “Indentures”), among the Company, the Guarantors and the Trustee and (c) approximately $101.0 million principal amount of the outstanding Second Lien PIK Notes, or approximately 99%, to amend the Second Lien PIK Notes Indenture, which in each case represented the requisite consents from holders of at least a majority of the aggregate principal amount of the applicable series of Notes then outstanding.

As a result of receiving the requisite consents, on August 15, 2014, the Company and the Trustee entered into (a) the Fourth Supplemental Indenture (the “First Lien Notes Supplemental Indenture”) to the First Lien Notes Indenture, (b) the Third Supplemental Indenture (the “Second Lien Notes Supplemental Indenture”) to the Second Lien Notes Indenture and (c) the First Supplemental Indenture (the “Second Lien PIK Notes Supplemental Indenture” and, together with the First Lien Notes Supplemental Indenture and the Second Lien Notes Supplemental Indenture, the “Supplemental Indentures”) to the Second Lien PIK Notes Indenture.

The Supplemental Indentures amend the Indentures to (a) permit the transactions contemplated by the Merger Agreement and the Note Purchase Agreement, including amending the definition of “Change of Control” and permitting the issuance of Additional Notes pursuant to the Second Lien PIK Notes Indenture and (b) in the case of the Second Lien PIK Notes Supplemental Indenture only, eliminate the Company’s obligation to apply Cash Interest Savings (as defined in the Second Lien PIK Notes Indenture) to repurchase outstanding First Lien Notes for the semi-annual interest periods ending on June 15, 2014 and December 15, 2014 (collectively, the “Amendments”). Pursuant to the terms of the Supplemental Indentures, the Supplemental Indentures became effective, and the Amendments became operative, immediately upon execution of the Supplemental Indentures.

The foregoing descriptions of the Supplemental Indentures are qualified in their entirety by reference to the complete copies of such agreements that are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K and incorporated by reference herein.

Exchange Agreement Amendment

On August 15, 2014, the Company and the Guarantors entered into an Amendment (the “Exchange Agreement Amendment”) to the Exchange Agreement, dated as of September 27, 2013 (the “Exchange Agreement”), among the Company, the Guarantors, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.

The Exchange Agreement Amendment provides that the Company is not required to apply Cash Interest Savings (as defined in the Second Lien PIK Notes Indenture) to repurchase outstanding First Lien Notes for the semi-annual interest periods ending on June 15, 2014 and December 15, 2014.

The foregoing description of the Exchange Agreement Amendment is qualified in its entirety by reference to the complete copy of such agreement that is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference herein.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any securities of the Company in any State or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or jurisdiction. The Additional Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure

A press release was issued by the Company on August 15, 2014 announcing the transaction described herein and is attached hereto as Exhibit 99.1.

The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of August 15, 2014, among AMI Parent Holdings LLC, AMI Merger Corporation and American Media, Inc.

4.1	Fourth Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of December 1, 2010, among American Media, Inc. (as successor by merger to AMO Escrow Corporation), the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent, relating to the 11½% First Lien Senior Secured Notes due 2017.

4.2	Third Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of December 22, 2010, among American Media, Inc., the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent, relating to the 13½% Second Lien Senior Secured Notes due 2017.

4.3	First Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of October 2, 2013, among American Media, Inc., the guarantors party thereto and Wilmington Trust, National Association, as Trustee and Collateral Agent, relating to the 10% Second Lien Senior Secured PIK Notes due 2018.

10.1	Note Purchase Agreement, dated as of August 15, 2014, among American Media, Inc., the subsidiary guarantors party thereto, certain funds and accounts managed by Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.

10.2	Amendment, dated as of August 15, 2014, among American Media, Inc., certain subsidiaries party thereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P., to the Exchange Agreement, dated as of September 27, 2013, among American Media, Inc., certain subsidiaries party thereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.

99.1	Press release, dated as of August 15, 2014.

* Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.

Date: August 15, 2014	By:	/s/ Christopher V. Polimeni
		Name:	Christopher V. Polimeni
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of August 15, 2014, among AMI Parent Holdings LLC, AMI Merger Corporation and American Media, Inc.

4.1	Fourth Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of December 1, 2010, among American Media, Inc. (as successor by merger to AMO Escrow Corporation), the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent, relating to the 11½% First Lien Senior Secured Notes due 2017.

4.2	Third Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of December 22, 2010, among American Media, Inc., the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent, relating to the 13½% Second Lien Senior Secured Notes due 2017.

4.3	First Supplemental Indenture, dated as of August 15, 2014, between American Media, Inc. and Wilmington Trust, National Association, as Trustee and Collateral Agent, to the Indenture, dated as of October 2, 2013, among American Media, Inc., the guarantors party thereto and Wilmington Trust, National Association, as Trustee and Collateral Agent, relating to the 10% Second Lien Senior Secured PIK Notes due 2018.

10.1	Note Purchase Agreement, dated as of August 15, 2014, among American Media, Inc., the subsidiary guarantors party thereto, certain funds and accounts managed by Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.

10.2	Amendment, dated as of August 15, 2014, among American Media, Inc., certain subsidiaries party thereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P., to the Exchange Agreement, dated as of September 27, 2013, among American Media, Inc., certain subsidiaries party thereto, Chatham Asset Management, LLC and Omega Charitable Partnership, L.P.

99.1	Press release, dated as of August 15, 2014.

* Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.